EXHIBIT 10.21

                             THIRD AMENDMENT TO
              AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT
                                     AND
                              FIRST AMENDMENT TO
                  AMENDED AND RESTATED PLEDGE, SECURITY AND
                         COLLATERAL AGENCY AGREEMENT

      THIS THIRD AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE, SECURITY AND COLLATERAL AGENCY AGREEMENT (the "Third Amendment") is made and entered into as of the 19th day of December, 2003, by and among (i) (a) UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation with its principal place of business located at 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523 ("United"), and (b) PORTLAND MORTGAGE COMPANY, an Oregon corporation with its principal place of business located at 2020 S.W. 4th Avenue, #1010, Portland, Oregon 97201 ("Portland") (collectively, the "Company"), (ii) (a) NATIONAL CITY BANK OF KENTUCKY, a national banking association with a place of business located at 101 South Fifth Street, Louisville, Kentucky 40202 ("National City"), (b) BANK ONE, NA, a national banking association with its principal place of business located in Chicago, Illinois ("Bank One"),
 (c) COMERICA BANK, a Michigan banking  corporation with its principal  place
 of business located at  500 Woodward Avenue, MC:   3256, Detroit, Michigan
 48226 ("Comerica"), and (d) COLONIAL BANK, N.A., a national banking association with a principal place of business located at 201 E. Pine Street, Suite 730, Orlando, Florida 32801 ("Colonial") (National City, Bank One, Comerica and Colonial are each individually referred to as a "Bank" and collectively as the "Banks"), and (iii) NATIONAL CITY BANK OF KENTUCKY, in its capacity as Agent for the Bank (in such capacity, the "Agent"). WEST SUBURBAN BANK, an Illinois state banking corporation with its principal place of business located at 711 S. Westmore-Meyers Road, Lombard, Illinois
  60148 ("West Suburban"), enters into this Third Amendment for the sole purposes of (i) consenting to the removal of West Suburban as a "Bank" from the hereinafter defined Credit Agreement and the other Loan Documents described therein, and (ii) providing the waiver described in section 15 below.

                  P R E L I M I N A R Y   S T A T E M E N T:

      A. Pursuant to that certain Amended and Restated Warehousing Credit Agreement dated as of August 1, 2003, among the Company, the Banks and the Agent, as heretofore amended (the "Existing Credit Agreement"), and that certain Amended and Restated Pledge, Security and Collateral Agency Agreement dated as of August 1, 2003, among the Company, the Banks and the Agent (the "Existing Pledge Agreement"), the Banks have established a warehousing line of credit facility in favor of the Company in the current maximum principal amount of One Hundred Ten Million Dollars ($110,000,000.00), for the purposes set forth therein.

      B. The Company has now requested that the Agent and Banks amend the Existing Credit Agreement and the Existing Pledge Agreement to (i) extend the stated Maturity Date to and until the close of business on August 29, 2004, (ii) remove West Suburban as a "Bank" under the Existing Credit Agreement and the other Loan Documents, (iii) decrease the Total Warehouse Line Commitment to Eighty-Five Million Dollars ($85,000,000.00), (iv) make certain modifications to implement the MERS Electronic Tracking Agreement, and (v) implement certain other amendments described herein.

      C. The Company has also requested that the Agent and Banks provide a waiver for the Company having exceeded the Alternative Lending Advance Sublimit for the period from December 13, 2003 to and until the close of business on December 16, 2003.

      D. The Agent and the Banks are willing to and desire to amend the Existing Credit Agreement and the Existing Pledge Agreement in the manner described above, and to provide the waiver described below, upon the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Existing Credit Agreement, the Existing Pledge Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Existing Credit Agreement.

      2. The Existing Credit Agreement and each of the other Loan Documents are hereby amended by removing West Suburban Bank as a "Bank" thereunder for all purposes and all references to "West Suburban Bank" contained in the Credit Agreement and each of the other Loan Documents shall be deemed to be deleted in their entirety as of the date hereof. The Warehouse Line Commitment of West Suburban Bank shall be terminated as of the date hereof.

      3. The following definitions, as contained in Article 1 of the Existing Credit Agreement, are hereby amended and restated in their entirety to read as follows:

           "Bank" and "Banks" shall have the meaning assigned to those terms in the introduction to this Credit Agreement and shall include, as of the date hereof, National City, Bank One, Comerica and Colonial, each in its individual capacity, and, subsequent to the date hereof, any Applicant Financial Institution which is added as a Bank hereunder by the Company and the Agent.

           "Collateral Value" shall mean as of any date:

           (a) With respect to a Loan which constitutes Eligible Collateral on such date and which is not a Repurchase Loan, an Aged Loan or Extended Period Shipped Loan, one hundred percent (100%) of the lesser of (i) the face amount of such Loan, (ii) the unpaid principal balance of the applicable Loan, or (iii) the purchase price under the Commitment to which such Loan has been assigned;

           (b) With respect to a Loan which constitutes Eligible Collateral on such date and which is a Repurchase Loan and which has been pledged as collateral for ninety (90) calendar days or less, eighty-five percent (85%) of the lesser of (i) the unpaid principal balance of the applicable Repurchase Loan, and (ii) the Appraised Value of the real estate securing the applicable Repurchase Loan; and with respect to Repurchase Loan Receivables related thereto, eighty-five percent (85%) of the amount thereof;

           (c) With respect to a Loan which constitutes Eligible Collateral on such date and which is a Repurchase Loan and which has been pledged as collateral for more than ninety (90) calendar days but not more than one hundred twenty (120) calendar days, eighty percent (80%) of the lesser of
 (i) the  unpaid principal  balance of  the applicable  Repurchase Loan,  and
 (ii) the Appraised Value of the real estate securing the applicable Repurchase Loan; and with respect to Repurchase Loan Receivables related thereto, eighty percent (80%) of the amount thereof;

          (d) With respect to a Loan which constitutes Eligible Collateral on such date and which is a Repurchase Loan and which has been pledged as collateral for more than one hundred twenty (120) calendar days but not more than one hundred fifty (150) calendar days, seventy-five percent (75%) of the lesser of (i) the unpaid principal balance of the applicable Repurchase Loan, and (ii) the Appraised Value of the real estate securing the applicable Repurchase Loan; and with respect to Repurchase Loan Receivables related thereto, seventy-five percent (75%) of the amount thereof;

           (e) With respect to a Loan which constitutes Eligible Collateral on such date and which is a Repurchase Loan and which has been pledged as collateral for more than one hundred fifty (150) calendar days but not more than one hundred eighty (180) calendar days, seventy percent (70%) of the lesser of (i) the unpaid principal balance of the applicable Repurchase Loan, and (ii) the Appraised Value of the real estate securing the applicable Repurchase Loan; and with respect to Repurchase Loan Receivables related thereto, seventy percent (70%) of the amount thereof;

           (f) With respect to a Loan which constitutes Eligible Collateral on such date and which is an Extended Period Shipped Loan and which has been shipped to an Approved Investor or the Document Custodian in accordance with the Security Agreement for more than forty-five (45) calendar days but not more than fifty-five (55) calendar days (in each case calculated from the date upon which the related Bailee Letter is delivered pursuant to the Security Agreement), ninety percent (90%) of the lesser of (i) the face amount of such Loan, or (ii) the purchase price under the Commitment to which such Loan has been assigned;

           (g) With respect to a Loan which constitutes Eligible Collateral on such date and which is an Extended Period Shipped Loan and which has been shipped to an Approved Investor or the Document Custodian in accordance with the Security Agreement for more than fifty-five (55) calendar days but not more than sixty (60) calendar days (in each case calculated from the date upon which the related Bailee Letter is delivered pursuant to the Security Agreement), eighty percent (80%) of the lesser of (i) the face amount of such Loan, or (ii) the purchase price under the Commitment to which such Loan has been assigned;

          (h) With respect to a Loan which constitutes Eligible Collateral on such date which is an Aged Loan and which has been pledged as collateral for more than one hundred twenty (120) calendar days but not more than one hundred fifty (150) calendar days, ninety percent (90%) of the lesser of (i) the face amount of such Loan, or (ii) the purchase price under the Commitment to which such Loan has been assigned;

           (i) With respect to a Loan which constitutes Eligible Collateral on such date and which is an Aged Loan and which has been pledged as collateral for more than one hundred fifty (150) calendar days but not more than one hundred eighty (180) calendar days, eighty percent (80%) of the lesser of (i) the face amount of such Loan, or (ii) the purchase price under the Commitment to which such Loan has been assigned;

           (j) With respect to Pledged Servicing Rights, an amount equal to the least of: (i) sixty-five percent (65%) of the Appraised Value of such Pledged Servicing rights as determined pursuant to the most recent Appraisal of Pledged Servicing Rights prepared pursuant to Section 7.3(f) hereof, or
 (iii) one percent (1.00%) of the unpaid principal balance of the underlying residential mortgage loan related to the Pledged Servicing Rights.

 Notwithstanding anything contained  in (a), (b),  (c), (d),  (e), (f),  (g),
 (h), (i) and (j) to the contrary:

                A. The Collateral Value of all Wet Loans shall not exceed, in the aggregate, the Wet Advance Sublimit;

                B. The Collateral Value of all Jumbo Loans and Super Jumbo Loans shall not exceed, in the aggregate, the Jumbo/Super Jumbo Advance Sublimit, and further, the Collateral Value of all Super Jumbo Loans shall not exceed, in the aggregate, the Super Jumbo Advance Sublimit;

                C. The Collateral Value of all Alternative Lending Loans shall not exceed, in the aggregate, the Alternative Lending Advance Sublimit;

                D. The Collateral Value of all ALT A Loans shall not exceed, in the aggregate, the ALT A Advance Sublimit;

                E.   The  Collateral  Value  of  all  Repurchase  Loans   and
      Repurchase Loan Receivables shall not exceed, in the aggregate, the Repurchase Advance Sublimit;

                F. The Collateral Value of all Aged Loans and Extended Period Shipped Loans shall not exceed, in the aggregate, the Aged Loan/Extended Period Shipped Loan Advance Sublimit;

                G. Each Wet Loan in respect of which the Company shall not have delivered all of the Collateral Mortgage Documents to the Agent within seven (7) calendar days, shall have a Collateral Value of zero;

                H. Each Wet Loan which the Agent determines has not been funded by the Company on the date the Advance in respect of such Wet Loan is made by the Banks to the Company, shall have a Collateral Value of zero;

                I. If the Agent shall reasonably determine that the Collateral Value otherwise assigned to an item of Eligible Collateral does not accurately reflect the value thereof, then, upon notice to the Company such item of Collateral (i) if it is a Loan which constitutes Eligible Collateral which is not a Repurchase Loan, an Aged Loan or an Extended Period Shipped Loan shall instead have a collateral value equal to one hundred percent (100%) of the market value as determined by the Agent, (ii) if it is a Loan which constitutes Eligible Collateral which is a Repurchase Loan which has been pledged as collateral for ninety (90) calendar days or less, shall instead have a Collateral Value equal to eighty-five percent (85%) of the market value as determined by the Agent, (iii) if it is a Loan which constitutes Eligible Collateral which is a Repurchase Loan which has been pledged as collateral for more than ninety (90) calendar days but not more than one hundred twenty (120) calendar days, shall instead have a Collateral Value equal to eighty percent (80%) of the market value as determined by the Agent, (iv) if it is a Loan which constitutes Eligible Collateral which is a Repurchase Loan which has been pledged as collateral for more than one hundred twenty (120) calendar days but not more than one hundred fifty (150) calendar days, shall instead have a Collateral Value equal to seventy-five percent (75%) of the market value as determined by the Agent, (v) if it is a Loan which constitutes Eligible Collateral which is a Repurchase Loan which has been pledged as collateral for more than one hundred fifty (150) calendar days but not more than one hundred eighty (180) calendar days, shall instead have a Collateral Value equal to seventy percent (70%) of the market value as determined by the Agent, (vi) if it is a Loan which constitutes Eligible Collateral which is an Extended Period Shipped Loan which has been shipped to an Approved Investor or the Document Custodian in accordance with the Security Agreement for more than forty-five (45) calendar days but not more than fifty-five (55) calendar days (in each case calculated from the date upon which the related Bailee Letter is delivered pursuant to the Security Agreement), shall instead have a Collateral Value equal to ninety percent (90%) of the market value as determined by the Agent, (vii) if it is a Loan which constitutes Eligible Collateral which is an Extended Period Shipped Loan which has been shipped to an Approved Investor or the Document Custodian in accordance with the Security Agreement for more than fifty-five (55) calendar days but not more than sixty-five (65) calendar days (in each case calculated from the date upon which the related Bailee Letter is delivered pursuant to the Security Agreement), shall instead have a Collateral Value equal to eighty percent (80%) of the market value as determined by the Agent, (viii) if it is a Loan which constitutes Eligible Collateral which is an Aged Loan which has been pledged as collateral for more than one hundred twenty (120) calendar days but not more than one hundred fifty (150) calendar days, shall instead have a Collateral Value equal to ninety percent (90%) of the market value as determined by the Agent, (ix) if it is a Loan which constitutes Eligible Collateral which is an Aged Loan which has been pledged as collateral for more than one hundred fifty (150) calendar days but not more than one hundred eighty (180) calendar days, shall instead have a Collateral Value equal to eighty percent (80%) of the market value as determined by the Agent; provided, however, that in no event shall any mark to market with respect to any item of Eligible Collateral under this subsection result in such item of Eligible Collateral having a higher Collateral Value than such item would otherwise have;

                J. In the event that a Loan shall have been delivered by the Agent to a purchaser under a Commitment as provided in the Security Agreement, or in the event that such Loan was delivered by the Agent to FHLMC or a custodian for the Mortgage-backed Securities programs at GNMA, Fannie Mae or FHLMC, and more than the maximum number of days allowed by the Security Agreement shall have elapsed since the date of such delivery and no purchase has taken place or the proceeds thereof have not been received by the Agent, such Loan shall have a Collateral Value of zero;

                K. All Aged Loans which have been pledged as collateral for more than one hundred eighty (180) calendar days shall have a Collateral Value of zero;

                L. All Loans which are under Trust Receipt in accordance with the terms of the Security Agreement which are not returned to the Agent within ten (10) calendar days, shall have a Collateral Value of zero;

                M. The Collateral Value of all Loans which are under Trust Receipt in accordance with the terms of the Security Agreement shall not exceed, in the aggregate, One Million Dollars ($1,000,000.00);

                N. The Collateral Value of all Pledged Servicing Rights shall not exceed the Working Capital Advance Sublimit; and

                O. The Collateral Value of any Jumbo Loan constituting Eligible Collateral shall not exceed Nine Hundred Thousand Dollars ($900,000.00).

      Notwithstanding anything contained herein to the contrary, the Agent shall have the right, at the Agent's sole and exclusive judgment and discretion, to extend any time periods required hereunder relating to Wet Loans by up to seven (7) calendar days and any other warehouse periods described hereunder by up to thirty (30) calendar days; provided, however the warehouse period for Extended Period Shipped Loans may not be extended and the Collateral Value of all Loans which are subject to an extended warehouse period at the discretion of the Agent under this provision shall not exceed, in the aggregate, Five Million Dollars ($5,000,000.00).

           "Intercreditor Agreement" shall mean that certain Amended and Restated Intercreditor Agreement dated as of December 19, 2003 among the Company, the Agent, Credit Suisse First Boston Mortgage Capital, LLC, and Austin Bank of Chicago, as the same may be amended, modified, supplemented and restated from time to time.

           "Loan Documents" shall mean, collectively, this Credit Agreement, the Warehouse Notes, the Swing Note, the Security Agreement, any
 Hypothecation Agreement executed pursuant to Section 5.6 hereof, the Intercreditor Agreement, the other Collateral Documents and any and all other documents executed in connection therewith, each as may be amended, modified, supplemented and restated from time to time.

           "Maturity Date" shall mean August 29, 2004; provided that the Agent and the Banks shall have the option, in their sole, absolute discretion, either one time or from time to time, to extend the Maturity Date for an additional period not to exceed three hundred sixty four (364) days. If the Maturity Date is extended, the term "Maturity Date" shall mean the date of expiration of such extension.

           "Total Warehouse Line Commitment" shall mean the total aggregate principal amount of all Warehouse Line Commitments as determined from time to time in accordance with the provisions of Article 2 and Article 11 of this Credit Agreement, and shall mean Eighty-Five Million Dollars ($85,000,000.00), subject to the right of the Company and the Agent in their sole, joint discretion to increase such amount by adding one or more Applicant Financial Institutions as a "Bank" or "Banks" hereunder, or as otherwise permitted under Section 11.1 hereof.

           "Warehouse Notes" shall mean, collectively, (i) that certain Amended and Restated Warehouse Promissory Note dated as of August 1, 2003, jointly and severally made by United and Portland, payable to the order of National City, in the current principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-1 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (ii) that certain Warehouse Promissory Note dated as of August 1, 2003, jointly and severally made by United and Portland, payable to the order of Bank One, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-2 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iii) that certain Warehouse Promissory Note dated as of August 1, 2003, jointly and severally made by United and Portland, payable to the order of Comerica, and in the face principal amount of Ten Million Dollars ($10,000,000.00), a form of which is attached hereto as Exhibit C-4 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iv) that certain Warehouse Promissory Note dated as of August 1, 2003, jointly and severally made by United and Portland, payable to the order of Colonial, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-5 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, and (v) when executed and delivered, any such additional Warehouse Promissory Note, made by the Company, payable to the order of any respective Applicant Financial Institution as shall be added as a "Bank" hereunder, and in the face principal amount of such Applicant Financial Institution's Warehouse Line Commitment, substantially in the form of the Warehouse Promissory Note attached hereto as Exhibit C-1 (other than the amount thereof), as the same may thereafter be amended, modified, renewed, replaced and/or restated from time to time."

           "Working Capital Advance Sublimit" shall mean the least of: (i) sixty-five percent (65%) of the appraised value of the Pledged Servicing Rights as determined pursuant to the most recent Appraisal of Pledged Servicing Rights prepared pursuant to Section 7.3(f) hereof, (ii) one percent (1.00%) of the unpaid principal balance of the residential mortgages related to the Pledged Servicing Rights, or (iii) an amount equal to Two Million Dollars ($2,000,000.00).

      4. Article 1 of the Existing Credit Agreement is further amended by adding the following definitions to read in their entirety as follows:

           "Electronic Tracking Agreement" shall mean an Electronic Tracking Agreement by and among the Company, the Agent, MERS and MERSCORP, substantially in the form of Exhibit M attached hereto and made a part hereof by this reference.

           "Hypothecation Agreement" shall mean a hypothecation agreement made by the Company, granting a security interest in the account or accounts described therein and held or maintained by the Agent, substantially in the form attached hereto as Exhibit N and made a part hereof by this reference.

           "MERS" shall mean the Mortgage Electronic Registration System, Inc

           "MERSCORP" shall mean MERSCORP, Inc.

           "MERS Loan" shall mean any Loan made by the Company that is secured by a MERS Mortgage.

           "MERS Member" shall mean any entity which is a member of MERS, in good standing and in compliance with all rules, regulations, procedures and requirements set forth by MERS, including, but not limited to the payment of membership dues.

           "MERS Mortgage" shall mean any First Mortgage or Second Mortgage registered by the Company on the MERS System.

           "MERS System" shall mean the Mortgage Electronic Registration System established by MERS.

      5. The fourth sentence in the first paragraph of Section 2.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

           "The Total Warehouse Line Commitment is equal to Eighty-Five Million Dollars ($85,000,000.00), and as may be increased by the Company and the Agent in their sole, joint discretion by adding one or more Applicant Financial Institutions as a "Bank" or "Banks" hereunder, or as further permitted under Section 11.1 hereof."

      6. Section 2.14(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

           (b) Usage Fee. United and Portland jointly and severally agree to pay to the Agent and the Banks the following usage fees (the "Usage Fees"): (i) a usage fee computed at the rate of one-quarter of one percent (.25%) per annum times the average monthly aggregate unpaid principal balance for all Repurchase Loan Advances and all Aged Loan/Extended Period Shipped Loan Advances, (ii) a usage fee computed at the rate of one-half of one percent (.50%) per annum times the average monthly aggregate unpaid principal balance for all Subprime Loan Advances, and (iii) a usage fee computed at the rate of three-quarters of one percent (.75%) per annum times the average monthly aggregate unpaid principal balance for all Working Capital Loan Advances."

      7. Sections 5.5 and 5.6 of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:

           "5.5 Dividends. The Company shall not (i) declare or pay cash or stock dividends upon any of the stock of the Company, (ii) make any incentive compensation payments, or (iii) make any distributions of the property or assets of the Company, except that the Company may (w) make reasonable and customary incentive compensation payments to its senior officers, and (x) declare and pay dividends to its stockholders, so long as such dividend or payment shall not cause the aggregate amount for all such dividends and payments to exceed fifty percent (50%) of the sum of the Net Income during the current fiscal year of the Company."

           "5.6 Eurodollar Account. As consideration for the advance rates allowed by the Agent and Banks hereunder, the Company and/or its Affiliates shall pledge to the Agent for the pro-rata benefit of the Banks a eurodollar account maintained by the Agent or any of its affiliates in the name of the Company and/or such Affiliates, which account shall at all times have a principal balance of not less than the greater of (i) one percent (1%) of the Total Warehouse Line Commitment, or (ii) One Million One Hundred Thousand Dollars ($1,100,000.00). The Company or Affiliate pledging such eurodollar account to the Agent for the pro-rata benefit of the Banks must execute and deliver to the Agent a Hypothecation Agreement."

      8. Section 7.1 of the Existing Credit Agreement is hereby amended by adding new subsections (t) and (u) thereto in their entirety to read as follows:

           "(t) Field Exam. The Company shall cause a field exam to be conducted of its operations by Reynolds & Associates or such other field examiner acceptable to the Agent on or before February 29, 2004, such exam to be conducted at the sole cost and expense of the Company up to an amount of $3,000.00 with any excess amount to be borne by the Banks in aaccordance with their Pro Rata Shares."

           "(u) MERS. During any time during which the Company is using the MERS System, the Company shall (a) at all times, maintain its status as a MERS Member, (b) at all times, employ officers who have the authority, pursuant to a corporate resolution from MERS, to execute assignments of mortgage in the name of MERS in the event deregistration from the MERS System is necessary or desirable, (c) at all times remain in full compliance all terms and conditions of membership in MERS, including the MERSCORP, Inc. "Rules of Membership" most recently promulgated by MERSCORP, Inc., the "MERS Procedures Manual" most recently promulgated by MERS, and any and all other guidelines or requirements set forth by MERS or MERSCORP, as each of the foregoing may be modified from time to time, including, but in no way limited to compliance with guidelines and procedures set forth with respect to technological capabilities, drafting and recordation of mortgages, registration of mortgages on the MERS System, including registration of the interest of the Agent and the Banks in such mortgages and membership requirements, (d) promptly, upon the request of the Agent, execute and deliver to the Agent an assignment of mortgage, in blank, with respect to any MERS Mortgage that the Agent determines shall be removed from the MERS System, and (e) at all times maintain the Electronic Tracking Agreement in full force and effect. The Company shall not de-register or attempt to de-register any mortgage from the MERS System unless the Company has complied with the requirements set forth in the Electronic Tracking Agreement and the requirements hereof and the Security Agreement relating to a release of Collateral."

      9. Section 7.2 of the Existing Credit Agreement is hereby amended by adding a new subsection (m) thereof to read in its entirety as follows:

           "(m) Goodwill. The Company shall not initiate any transaction, or series of related transactions, that would create goodwill to the Company in excess of One Million Dollars ($1,000,000.00) without the prior written consent of the Agent, which consent shall not be unreasonably withheld except in the event of a separate covenant violation, a covenant violation that would result from such transaction, or in the event that the proposed transaction would significantly alter the risk profile of the Warehouse Line."

      10. The Existing Credit Agreement is hereby amended by amending and restating Exhibits B, C-3, J-1 and J-2 and Schedules 1.1, 2.1 and 6.1 thereof to read in their entirety as set forth on Exhibits B, C-3, J-1 and J-2 and Schedules 1.1, 2.1 and 6.1 attached to this Third Amendment and made a part hereof by this reference.

      11. Article 3 of the Existing Pledge Agreement is hereby amended by adding a new Section 3.3 thereof to read in its entirety as follows:

           "3.3 MERS. The Agent, the Banks and the Company hereby confirm the appointment of the Agent as collateral agent on behalf of the Banks with respect to MERS Loans. The Agent hereby confirms that it is a MERS member in good standing and in compliance with all rules, regulations, procedures and requirements set forth by MERS, including without limitation, the payment of membership fees."

      12.  The  Existing  Pledge  Agreement  is  hereby  further  amended  by
 amending and    restating Section  4.1(b)(i)  to  read in  its  entirety  as follows:

           "(b) (i) A duly executed appropriate assignment of the Mortgage securing the Mortgage Note by the Company executed in recordable form in blank, (ii) a MERS assignment of the Mortgage securing the Mortgage Note by the Company, in the format as may be prescribed by MERS from time to time, executed by MERS, as nominee of the Company, in recordable form in blank, or (iii) where the Agent, the Company and MERS have executed an Electronic Tracking Agreement, evidence in form and substance satisfactory to the Agent, of (a) all assignments of the Mortgage Loan to such Company (including all intervening assignments), and (b) the designation of the Agent as the "Warehouse/Gestation Lender" in the Associated Member category for the subject Mortgage, all of which occurred on the MERS System. If appropriate filing and recording information regarding such Mortgage, including the MERS Identification Number ("MIN"), has not been inserted into the assignment and the Agent has determined that such information is necessary to perfect its Security Interest in such Mortgage, the Company shall promptly provide such information to the Agent when available and hereby authorizes the Agent to insert such information as appropriate (whether or not such information is supplied to the Agent by the Company); however, the Agent shall not have any obligation to insert such information, and may require the missing information to be completed by the Company;"

      13. The Existing Pledge Agreement is hereby further amended by relettering existing Section 12.2(k) to read as Section 12.2(l) and to add a new Section 12.2(k) to read in its entirety as follows:

           "(k) With respect to MERS Loans, direct MERS, pursuant to the Electronic Tracking Agreement, to remove the Company from the "Servicer" category on the MERS System and insert in place thereof, the Agent or its designee, or direct MERS to take such other action with respect to the MERS Loans as the Agent deems advisable; and"

      14. Article 13 of the Existing Pledge Agreement is hereby further amended by adding a new Section 13.12 to read in its entirety as follows:

           "13.12    MERS.  With respect to the MERS System, the Agent shall:
  (i) at all times be a MERS Member, (ii) at all times possess the technological capability to fully utilize the MERS System, (iii) maintain on its data base the information, which shall be updated on a daily basis, which identifies and segregates the MERS Loans in which the Agent has a security interest from any other MERS Loans in which the Agent may have an interest separate and apart from that of the Agent, and (iv) comply with all of its obligations under the Electronic Tracking Agreement, possess at all times a valid and effective corporate consent from MERS permitting officers of the Agent to execute written assignments of mortgage as officers of MERS, as more particularly set forth in the Electronic Tracking Agreement, and execute such written assignments of MERS Loans as the Agent may require from time to time."

      15. The Company has informed the Agent and the Banks that during the period from December 13, 2003 to and until the close of business on December 16, 2003, the Company's outstanding borrowings under the Warehouse Line exceeded the Warehouse Borrowing Base as a result of the Collateral Value of outstanding Alternative Lending Advances exceeding the Alternative Lending Advance Sublimit specified in the Existing Credit Agreement. Each of the Banks and the Agent hereby agrees to waive its default rights with respect to the Company having borrowings under the Warehouse Line in excess of Warehouse Borrowing Base as a result of the Collateral Value of outstanding Alternative Lending Advances exceeding the Alternative Lending Advance Sublimit during the period beginning December 13, 2003 and ending at the close of business on December 16, 2003. This waiver only applies to the specific instance described herein. It is not a waiver of any subsequent breach of the same provision of the Credit Agreement, nor is it a waiver of any prior, current or subsequent breach of any other provisions of the Credit Agreement. Notwithstanding the foregoing, each of the Banks and the Agent reserves all of the rights, powers and remedies presently available to it under the Credit Agreement and the Notes, including the right to cease making Advances to the Company and the right to accelerate any of the indebtedness owing

      16. Other than with respect to the default described in that certain Second Amendment to Amended and Restated Warehousing Credit Agreement dated as of December 15, 2003 and the default described in section 15 above, for which the Banks and the Agent have in each case provided a waiver, the Company represents and warrants that no Event of Default has occurred to date under the Existing Credit Agreement or any other Loan Document and that no Unmatured Event of Default currently exists under any of the Loan Documents.

      17. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

      18. This Third Amendment shall be effective as of the date of delivery to the Agent of each of the following: (i) this Third Amendment and each of the other agreements and instruments referred to herein or related hereto, each duly executed by each of the parties thereto, (ii) an updated covenant compliance certificate, insurance certificates, UCC search results, authorized signed letter, approved investor list, representation and warranty disclosures and authorizing resolution, (iii) the Intercreditor Agreement duly executed by all necessary parties thereto, (iv) a Hypothecation Agreement duly executed by the Company relating to the pledged eurodollar account, (v) a UCC amendment removing West Suburban as a secured party under the Warehouse Line, (vi) the Electronic Tracking Agreement duly executed by all necessary parties thereto, and (vii) all such other security documents, opinions, instruments and certificates as may be required by the Agent or its counsel in order to consummate the transactions contemplated herein.

      19. This Third Amendment and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

      20. This Third Amendment shall be binding upon, and shall inure to the benefit of, the Company, the Banks and the Agent and their respective successors and assigns.

      21. This Third Amendment and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Third Amendment shall be enforceable unless in writing signed by the party against whom enforcement is sought.

      22. Each of United and Portland hereby makes, declares, ratifies and/or reaffirms, as applicable, all of the representations, warranties, covenants, agreements and obligations set forth in the Existing Credit Agreement and each of the other Loan Documents, as amended and modified hereby, as each of the same apply to United and Portland individually or collectively as the Company (as redefined herein), as applicable.


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      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Warehousing Credit Agreement and First Amendment to Pledge, Security and Collateral Agency Agreement to be duly executed as of the day and year first above written.

                          UNITED FINANCIAL MORTGAGE CORP.

                          By: /s/ Steve Y. Khoshabe
                          --------------------------------------------
                          Title: President and Chief Executive Officer


                          PORTLAND MORTGAGE COMPANY

                          By: /s/ Steve Y. Khoshabe
                          --------------------------------------------
                          Title: President and Chief Executive Officer

                                 (collectively, the "Company")



                          NATIONAL CITY BANK OF KENTUCKY

                          By: /s/ Michael A. Johnson
                          --------------------------------------------
                          Title: Vice President


                          BANK ONE, NA

                          By: /s/ Michael  Castillo
                          --------------------------------------------
                          Title: Commercial Banking Officer


                          COMERICA BANK

                          By: /s/ Robert W. Marr
                          --------------------------------------------
                          Title: Vice President


                          COLONIAL BANK, N.A.

                          By: /s/ Amy J. Nunneley
                          --------------------------------------------
                          Title: Senior Vice President


                                    (collectively, the "Banks")



                          NATIONAL CITY BANK OF KENTUCKY

                          By: /s/ Michael A. Johnson
                          --------------------------------------------
                          Title: Vice President

                                    (the "Agent")



                          WEST SUBURBAN BANK

                          By: /s/ Michael P. Brosnihan
                          --------------------------------------------
                          Title: Senior Vice President

                                    ("West Suburban")